                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 16, 2003


                            CTI GROUP (HOLDINGS) INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                           000-10560                         51-0308583
  -------------------------------        -----------------------               ------------------
  (State or other jurisdiction of        (Commission File Number)                (IRS Employer
           incorporation)                                                      Identification No.)


                             ---------------------



                       333 North Alabama Street, Suite 240
                             Indianapolis, IN 46204
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (317) 262-4666
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

Item 7.  Financial Statements And Exhibits

         (c)      Exhibits

                  99.1     Press Release dated April 16, 2003.

Item 9.  Regulation FD Disclosure

         In accordance with the SEC Release No. 33-8216, the following information is being provided as "Item 12. Results of Operations and Financial Condition."

         On April 16, 2003, the registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CTI GROUP (HOLDINGS) INC.
                                              (Registrant)


Date: April 16, 2003                          By: /s/ Manfred Hanuschek
                                                  ------------------------------
                                                  Name:  Manfred Hanuschek
                                                  Title: Chief Financial Officer


                                  EXHIBIT INDEX

------------------------------------- -----------------------------------------
            Exhibit No.                          Description
------------------------------------- -----------------------------------------
99.1                                  Press Release dated April 16, 2003
------------------------------------- -----------------------------------------